EXHIBIT 10.1

DEFERRED COMPENSATION AGREEMENTS WITH BANK DIRECTORS

SCHEDULE OF DIRECTORS WHO HAVE ENTERED INTO DEFERRED COMPENSATION ARRANGEMENT PURSUANT TO A DIRECTOR’S COMPENSATION AGREEMENT WITH FARMERS & MERCHANTS TRUST COMPANY OF CHAMBERSBURG.

	Monthly Payment	Monthly Payment
Director	Under 1-1-82 Agreement	Under 1-1-83 Agreement

Charles S. Bender, II	$1,294	$315

Jay L. Benedict, Jr.	395	96

John M. Hull, III	557	139

Jeryl C. Miller	N/A	1,310

Charles Sioberg	1,078	812

Martha B. Walker	1,366	N/A

Robert G. Zullinger	684	172

FORM OF DIRECTOR’S COMPENSATION AGREEMENT  1982 VERSION

This Agreement is entered into this first day of January, 1982 between FARMERS & MERCHANTS TRUST CO. OF CHAMBERSBURG, P.O. Box T, Chambersburg, Pennsylvania 17201 (Herein referred to as the “Bank”) and                            (Herein referred to as the “Director”).

WITNESSETH

WHEREAS, the Bank recognizes that the competent and faithful efforts of Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that his services are vital to its continued growth and profits in the future; and

WHEREAS, the Bank desires to compensate the Director and retain his services for five years, if elected, to serve on the Board of Directors.  Such compensation is set forth below; and

WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve as a Director, if elected,

NOW, THEREFORE, it is mutually agreed as follows:

1.  Compensation.  The Bank agrees to pay Director the total sum of $             payable in monthly installments of $              for 120 consecutive months, commencing on the first day of the month following Director’s 65th birthday.  Payments to the Director will terminate when the 120 payments have been made or at the time of the Director’s death, whichever occurs first.

2.  Death of Director Before Age 65.  In the event Director should die before reaching age 65, the Bank agrees to pay to Director’s beneficiary designated in writing to the Bank, the sum of $              per month for 120 consecutive months.  Payments will begin on the first day of the month following Director’s death.

3.  Death of Director After Age 65.  If the Director dies after age 65 prior to receiving the full 120 monthly installments, the remaining monthly installments will be paid to the Director’s designated beneficiary(ies).  The beneficiary(ies) shall receive all remaining monthly installments which the Director would have received until the total sum of $              set forth in Paragraph “1” is paid.  If the Director fails to designate a beneficiary in writing to the Bank, the balance of monthly installments remaining at the time of his death shall be paid to the legal representative of the estate of the Director.

4.  Termination of Service as a Director.  If the Director, for any reason other than death, fails to serve five consecutive years as a Director, he will receive monthly compensation beginning at age 65 on the basis that the number of full months served bears to the required number of 60 months times the compensation stated in paragraph “1”.  For example, if the Director serves only 36 months, he will be entitled to 36/60 or 60% of the compensation stated in paragraph “1”.

5.  Suicide.  No payments will be made to the Director’s beneficiary(ies) or to this estate in the event of death by suicide during the first three years of this Agreement.

6.  Status of Agreement.  This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the Bank’s Shareholders to replace the Director or the right of the Director to terminate his service.

7.  Binding Effect.  This Agreement shall be binding upon the parties hereto and upon the successors and assigns of the Bank, and upon the heirs and legal representatives of the Director.

8.  Interruption of Service.  The service of the Director shall not be deemed to have been terminated or interrupted due to his absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank for reasons of professional advancement, education, health or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

9.  Forfeiture of Compensation by Competition.  The Director agrees that all rights to compensation following age 65 shall be forfeited by him if he engages in competition with the Bank, without the prior written consent of the Bank, within a radius of 50 miles of the main office of the Bank for a period of ten years, coinciding with the number of years that the Director shall receive such compensation.

10. Assignment of Rights.  None of the rights to compensation under this Agreement are assignable by the Director or any beneficiary or designee of the Director and any attempt to anticipate, sell, transfer, assign, pledge, encumber or change Director’s right to receive compensation, shall be void.

11. Status of Director’s Rights.  The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

12. Amendments.  This Agreement may be amended only by a written Agreement signed by the parties.

13. If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither Director nor any beneficiary of Director shall have any right with respect to, or claim against, such policy or other asset except as expressly provided by the terms of such policy or in the title to such other asset.  Such policy or asset shall not be deemed to be held under any trust for the benefit of Director or his beneficiaries or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement except as may be expressly provided by the terms of such policy or other asset.  It shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

14. This Agreement shall be construed under and governed by the laws of the State of Pennsylvania.

15. Interpretation.  Wherever appropriate in this Agreement, words used in the singular shall include the plural and the masculine shall include the feminine gender.

16. Period of Economic Hardship.  If, in any year, payments made under this Agreement would, in the sole judgment of the Board of Directors, create economic hardship for the Bank’s Depositors, the Board of Directors has full authority to postpone such payments.

IN WITNESS HEREOF, the parties have signed this Agreement the day and year above written.

FARMERS & MERCHANTS TRUST CO. OF CHAMBERSBURG

(SEAL)	By	, President

, Witness (SEAL)

, Director

FORM OF DIRECTOR’S COMPENSATION AGREEMENT 1983 VERSION

This Agreement is entered into this first day of January, 1983, between FARMERS & MERCHANTS TRUST CO. OF CHAMBERSBURG, P.O. Box T., Chambersburg, Pennsylvania 17201 (Hereinafter referred to as the “Bank”) and                            (Herein referred to as the “Director”).

WITNESSETH

WHEREAS, the Bank recognizes that the competent and faithful effort of Director on behalf of the Bank have contributed significantly to the success and growth of the Bank; and

WHEREAS, the Bank values the efforts, abilities and accomplishments of the Director and recognizes that his services are vital to its continued growth and profits in the future; and

WHEREAS, the Bank desires to compensate the Director and retain his services for five years, if elected, to serve on the Board of Directors.  Such compensation is set forth below; and

WHEREAS, the Director, in consideration of the foregoing, agrees to continue to serve as a Director, if elected,

NOW, THEREFORE, it is mutually agreed as follows:

1.  Compensation.  The Bank agrees to pay Director the total sum of $             payable in monthly installments of $              for 120 consecutive months, commencing on the first day of the month following Director’s 65th birthday.  Payments to the Director will terminate when the 120 payments have been made or at the time of the Director’s death, whichever occurs first.

2.  Death of Director Before Age 65.  In the event Director should die before reaching age 65, the Bank agrees to pay to Director’s beneficiary designated in writing to the Bank, the sum of $              per month for 120 consecutive months.  Payments will begin on the first day of the month following Director’s death.

3.  Death of Director After Age 65.  If the Director dies after age 65 prior to receiving the full 120 monthly installments, the remaining monthly installments will be paid to the Director’s designated beneficiary(ies).  The beneficiary(ies) shall receive all remaining monthly installments which the Director would have received until the total sum of $              set forth in Paragraph “1” is paid.  If the Director fails to designate a beneficiary in writing to the Bank, the balance of monthly installments remaining at the time of his death shall be paid to the legal representative of the estate of the Director.

4.  Termination of Service as a Director.  If the Director, for any reason other than death, fails to serve five consecutive years as a Director, he will receive monthly compensation beginning at age 65 on the basis that the number of full months served bears to the required number of 60 months times the compensation stated in paragraph “1”.  For example, if the Director serves only 36 months, he will be entitled to 36/60 or 60% of the compensation stated in paragraph “1”.

5.  Suicide.  No payments will be made to the Director’s beneficiary(ies) or to his estate in the event of death by suicide during the first three years of this Agreement.

6.  Status of Agreement.  This Agreement does not constitute a contract of employment between the parties, nor shall any provision of this Agreement restrict the right of the Bank’s Shareholders to replace the Director or the right of the Director to terminate his service.

7.  Binding Effect.  This Agreement shall be binding upon the parties hereto and upon the successors and assigns of the Bank, and upon the heirs and legal representatives of the Director.

8.  Interruption of Service.  The service of the Director shall not be deemed to have been terminated or interrupted due to his absence from active service on account of illness, disability, during any authorized vacation or during temporary leaves of absence granted by the Bank for reasons of professional advancement, education, health or government service, or during military leave for any period if the Director is elected to serve on the Board following such interruption.

9.  Forfeiture of Compensation by Competition.  The Director agrees that all rights to compensation following age 65 shall be forfeited by him if he engages in competition with the Bank, without the prior written consent of the Bank, within a radius of 50 miles of the main office of the Bank for a period of ten years, coinciding with the number of years that the Director shall receive such compensation.

10. Assignment of Rights.  None of the rights to compensation under this Agreement are assignable by the Director or any beneficiary or designee of the Director and any attempt to anticipate, sell, transfer, assign, pledge, encumber or change Director’s right to receive compensation, shall be void.

11. Status of Director’s Rights.  The rights granted to the Director or any designee or beneficiary under this Agreement shall be solely those of an unsecured creditor of the Bank.

12. Amendments.  This Agreement may be amended only by a written Agreement signed by the parties.

13. If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither Director nor any beneficiary of Director shall have any right with respect to, or claim against, such policy or other asset except as expressly provided by the terms of such policy or in the title to such other asset.  Such policy or asset shall not be deemed to be held under any trust for the benefit of Director or his beneficiaries or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement except as may be expressly provided by the terms of such policy or other asset.  It shall be, and remain, a general, unpledged, unrestricted asset of the Bank.

14. This Agreement shall be construed under and governed by the laws of the State of Pennsylvania.

15. Interpretation.  Wherever appropriate in this Agreement, words used in the singular shall include the plural and the masculine shall include the feminine gender.

16. Period of Economic Hardship.  If, in any year, payments made under this Agreement would, in the sole judgment of the Board of Directors, create economic hardship for the Bank’s Depositors, the Board of Directors has full authority to postpone such payments.

17. All compensation provided by this Agreement is in addition to that which is provided under the Director’s compensation Agreement dated January 1, 1982.

IN WITNESS HEREOF, the parties have signed this Agreement the day and year above written.

FARMERS & MERCHANTS TRUST CO. OF CHAMBERSBURG

(SEAL)	By	, President

, Witness (SEAL)

, Director